UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):                                                                                     November 6, 2014

Coach, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-16153	52-2242751
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

516 West 34th Street, New York, NY 10001
(Address of principal executive offices) (Zip Code)

(212) 594-1850
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 6, 2014, Lew Frankfort, the Executive Chairman and member of the Board of Directors (the “Board”) of Coach, Inc. (the “Company”) retired.  In connection with his retirement, the Human Resources Committee of the Board (the “Committee”) elected to pro-rata vest the restricted stock unit award granted to Mr. Frankfort on August 15, 2012 (the “2012 Award”). The 2012 Award, consisting of 15,277 restricted stock units (including dividend equivalents), was to remain restricted and not sold or transferred by Mr. Frankfort until the third anniversary of the date of grant. As of Mr. Frankfort’s retirement date, approximately 74.2% of the restricted period covered by the 2012 Award had elapsed; accordingly, with the Committee’s election to pro-rata vest the 2012 Award, approximately 74.2% of the 2012 Award vested on November 6, 2014.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 6, 2014, the Company held its 2014 Annual Meeting of Stockholders.  Stockholders were asked to vote with respect to four proposals.  A total of 216,135,329 votes were cast as follows:

Proposal Number 1 – Election of Directors: Each of the candidates listed received the number of votes set forth next to his/her respective name.  In addition, there were 36,985,322 broker non-votes with respect to this proposal.

Name	Votes For	Votes Withheld
David Denton	171,299,994	7,850,013
Susan Kropf	170,903,153	8,246,854
Gary Loveman	169,318,543	9,831,464
Victor Luis	171,989,642	7,160,365
Ivan Menezes	171,180,444	7,969,563
William Nuti	169,724,709	9,425,298
Stephanie Tilenius	171,115,375	8,034,632
Jide Zeitlin	171,195,799	7,954,208

Proposal Number 2 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2015:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
214,273,674	1,271,062	590,593	0

Proposal Number 3 – Approval, on a non-binding advisory basis, of the Company’s executive compensation as disclosed in the Proxy Statement for the 2014 Annual Meeting:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
164,862,444	13,618,782	668,781	36,985,322

Proposal Number 4 – Approval of the Amended and Restated Coach, Inc. 2010 Stock Incentive Plan:

Votes For	Votes Against	Votes Abstaining	Broker Non-votes
156,252,067	22,368,869	529,071	36,985,322

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 12, 2014

COACH, INC.

By:	/s/ Todd Kahn
Todd Kahn
Global Corporate Affairs Officer, General
Counsel and Secretary